Exhibit 99.1

Imprimis Pharmaceuticals, Inc. Completes Name Change to Harrow Health, Inc.

Harrow Health, Inc. Name Reflects the Company’s Commitment to the Future of Healthcare

San Diego, Calif. – December 31, 2018 – Harrow Health, Inc. (formerly known as Imprimis Pharmaceuticals, Inc.) (NASDAQ: IMMY) announced it has formally changed its name and that it will trade as “HROW” on The NASDAQ Capital Markets beginning at market open January 2, 2019.

Mark L. Baum, CEO of Harrow Health, stated, “Our new name reflects our business model of creating, investing in, operating and growing a diversified portfolio of healthcare businesses that meet the needs of healthcare providers and patients across America. The future of healthcare involves rethinking our current paradigm, creating patient-centric solutions, and motivating the best partners to act to turn vision into reality. I’ve never been more enthusiastic about our ability to execute our strategy and the value Harrow Health will deliver over many years to come.”

Harrow Health’s businesses and subsidiaries each have strong brand equity and will continue to operate under the Harrow Health corporate umbrella using their existing names. This includes Harrow Health’s wholly-owned subsidiaries ImprimisRx, the nation’s leading ophthalmology pharmaceutical compounding business, and Park Compounding. Harrow Health’s equity interests and royalty-rights in Eton Pharmaceuticals, Surface Pharmaceuticals, Melt Pharmaceuticals, Mayfield Pharmaceuticals, and Radley Pharmaceuticals remain in Harrow Health as well.

About Harrow Health

Harrow Health, Inc. (NASDAQ: HROW) owns a portfolio of healthcare businesses, including the nation’s leading ophthalmology pharmaceutical compounding business, ImprimisRx. The company holds large equity positions in Eton Pharmaceuticals, Surface Pharmaceuticals, Melt Pharmaceuticals, Mayfield Pharmaceuticals and Radley Pharmaceuticals, companies founded as subsidiaries of Harrow Health. The Company also owns royalty rights in certain 505(b)(2) drug candidates being developed by Eton, Surface, Melt, Mayfield and Radley. Harrow intends to create, invest in and grow paradigm shifting health care businesses that put patients first. For more information about Harrow Health, please visit the Investor Relations section of the corporate website by clicking here.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include our ability to make commercially available our compounded formulations and technologies in a timely manner or at all; physician interest in prescribing our formulations; risks related to our compounding pharmacy operations; our ability to enter into other strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of our formulations; our ability to obtain intellectual property protection for our assets; our ability to accurately estimate our expenses and cash burn, and raise additional funds when necessary; risks related to research and development activities; the projected size of the potential market for our technologies and formulations; unexpected new data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. These and additional risks and uncertainties are more fully described in Harrow Health’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow Health undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

###

Investor Contact

Jon Patton

jpatton@harrowinc.com

858.704.4587

Source: Harrow Health, Inc.